SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                July 25, 2001
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              Date of report (Date of earliest event reported)


                          Willow Grove Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


United States of America           000-25191                   23-2986192
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         (Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
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(Address of principal executive offices)                           (Zip Code)


                                (215) 646-5405
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           (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




ITEM 5.   OTHER EVENTS

     The Company's press release, dated July 25, 2001, announcing fourth quarter and year-end results, declaration of a dividend and new share repurchase program is attached to this Current Report on Form 8-K as Exhibit
99.1.  This press release is incorporated in this Item 5 by reference to
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits
                    See Exhibit Index



















                                      2




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WILLOW GROVE BANCORP, INC.


Date: July 25, 2001                       By: /s/ Frederick A. Marcell, Jr.
                                              -----------------------------
                                              Frederick A. Marcell, Jr.
                                              President and Chief Executive
                                               Officer
























                                EXHIBIT INDEX



Exhibit Number                        Description
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99.1                                  Press Release dated July 25, 2001